UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Report of Shareholders

LIBERTY ALL-STAR® EQUITY FUND

USA

June 30, 2007

# SECOND QUARTER REPORT

LIBERTY ALL-STAR® EQUITY FUND

Data Through June 30, 2007

Fund Statistics

Period End Net Asset Value (NAV)	$9.09

Period End Market Price	$8.98

Period End Discount	1.2%

	2nd Quarter 2007	Year-to-Date

Distributions	$0.23	$0.46

Market Price Trading Range	$8.48 to $9.19	$8.07 to $9.19

Premium/(Discount) Range	(0.3) to (2.8)%	0.8 to (5.9)%

Performance

Shares Valued at NAV	8.6%	9.2%

Shares Valued at NAV with Dividends Reinvested	8.7%	9.3%

Shares Valued at Market Price with Dividends Reinvested	8.4%	14.1%

S&P 500 Index	6.3%	7.0%

Lipper Large-Cap Core Mutual Fund Average*	6.4%	6.9%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	8th	11th

Number of Funds in Category	855	843

*   Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Openend Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The return for the unmanaged S&P 500 Index includes dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 28.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® EQUITY FUND

PRESIDENT’S LETTER

July 2007

Fellow Shareholders:

After a flat first quarter, the stock market advanced in the second quarter and recaptured the momentum that it showed throughout the second half of 2006. The widely followed S&P 500 Index gained 6.3 percent for the quarter, while the growth-oriented NASDAQ Composite Index advanced an even stronger 7.7 percent. The S&P 500 set a new record high during the quarter, finally breaking its previous record – set in March 2000 – on May 30. The quarter played out as a classic example of a strong stock market “climbing a wall of worry.”

Certainly, there was plenty to worry about, most of it emanating from higher interest rates. Much of the fallout was related to subprime loans. As interest rates rose, many adjustable rate mortgages were reset to higher rates, raising payments for borrowers and thus increasing the likelihood that defaults would rise. If severe enough, the problem was viewed as one that could spill over to the broader economy. Indeed, in June foreclosures ran 87 percent above the rate of June 2006.

Those rising interest rates were a source of concern to financial markets, as well. Rates on the benchmark 10-year Treasury hit a five-year intraday high of 5.3 percent in June. The Federal Reserve left its key Fed funds rate unchanged at 5.25 percent at its June meeting, but the Federal Open Market Committee is still concerned about potential inflationary pressures, and appears ready to raise short-term interest rates if that were to occur. There were also fears that rising rates might undercut the record-setting pace of merger and acquisition activity as plentiful liquidity has encouraged acquirers – particularly private equity firms – to leverage their deals.

Liberty All-Star Equity Fund posted a strong quarter, comfortably outperforming its comparable benchmarks. The Fund rose 8.6 percent with shares valued at net asset value (NAV) and 8.7 percent with shares valued at NAV with dividends reinvested. In terms of the Fund’s market price return, it rose 8.4 percent for the quarter. The Fund’s quarterly performance ranked it in the 8th percentile of the Lipper Large-Cap Core Mutual Fund Average, meaning that it outperformed 92 percent of peer funds in that universe.

Year to date through June 30, shares valued at NAV are ahead 9.2 percent, and 9.3 percent with shares valued at NAV with dividends reinvested. In terms of the Fund’s market price return year to date, it is ahead 14.1 percent. In terms of peer ranking year to date, the Fund’s NAV with dividends reinvested return is in the 11th percentile (ahead of 89 percent of funds with similar investment style).

www.all-starfunds.com	USA

Looking more closely, over the quarter stocks in the Russell 3000 Growth Index outperformed stocks in the Russell 3000 Value Index by the widest margin since the first quarter of 2003. As shareholders know, 40 percent of the Fund’s assets are allocated to growth style managers. Value style stocks have consistently outperformed growth stocks for many years, so it is good to see better balance returning to the market. In fact, with all the risks in the market – as described earlier in this letter – we are seeing investors emphasize not just growth but quality growth, which plays to the Fund’s emphasis on quality.

Our interview this quarter is with one of our value style managers, David Katz, CFA, President and Chief Investment Officer of Matrix Asset Advisors. Mentioning the performance relationship between value and growth stocks, Matrix’ relative value strategy enables the firm to invest beyond traditional value industries. To see how, I urge you to read the interview that begins on page 7.

We are encouraged that the stock market posted a solid second quarter. And we are most pleased that the Fund’s results have more than kept pace. In a stock market facing so many cross currents, we believe – as we have said in the past – that the best path forward is to pursue the Fund’s investment objectives and consistently adhere to its investment strategy and process.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Equity Fund

The views express in the President’s letter and the Manager Interview reflect the views of the President and Manager, respectively, as of July 2007 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

SECOND QUARTER REPORT	JUNE 30, 2007

LIBERTY ALL-STAR® EQUITY FUND

TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE		SUBSCRIPTION	TAX
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE	CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	*	8.34
2005	0.87
2006	0.88
2007
1st quarter	0.23
2nd quarter	0.23

*          The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**   The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY - Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN - Through the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund’s shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800- LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

LIBERTY ALL-STAR® EQUITY FUND

TOP 20 HOLDINGS & ECONOMIC SECTORS

as of June 30, 2007 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Citigroup, Inc.	2.40%
Microsoft Corp.	2.14
Fannie Mae	2.03
Schlumberger Ltd.	2.00
Countrywide Financial Corp.	1.96
The Progressive Corp.	1.72
Wal-Mart Stores, Inc.	1.60
Amazon.com, Inc.	1.57
Cisco Systems, Inc.	1.55
Freddie Mac	1.42
QUALCOMM, Inc.	1.42
General Electric Co.	1.36
Pfizer, Inc.	1.35
Dell, Inc.	1.33
Bank of America Corp.	1.31
Google, Inc., Class A	1.28
Navistar International Corp.	1.25
Reliant Energy, Inc.	1.16
Morgan Stanley	1.15
Annaly Capital Management, Inc.	1.07
31.08%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Financials	24.20%
Information Technology	21.74
Health Care	11.93
Industrials	11.06
Consumer Discretionary	10.99
Energy	7.77
Consumer Staples	4.33
Telecommunication Services	1.87
Utilities	1.82
Materials	1.05
Other Net Assets	3.24
100.00%

*          Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND

MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($6.0 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the second quarter of 2007.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 6/30/07

PURCHASES

Annaly Capital Management, Inc.	430,025	1,068,025

Bank of America Corp.	192,075	387,075

Citigroup, Inc.	233,400	674,825

Covidien Ltd*	141,900	291,225

Hewlett-Packard Co.	187,800	187,800

Microsoft Corp.	415,100	1,047,975

Oracle Corp.	292,500	709,075

Pepsico, Inc.	167,600	167,600

The Progressive Corp.	270,850	1,037,470

Staples, Inc.	278,650	278,650

United Technologies Corp.	101,500	159,900

SALES

JC Penney Co., Inc.	(113,800)	—

JPMorgan Chase & Co.	(399,350)	181,000

Kohl’s Corp.	(108,100)	—

Medimmune	(351,800)	—

News Corp.	(293,300)	—

The Procter & Gamble Co.	(137,800)	—

Reliant Energy, Inc.	(379,250)	619,475

Vishay Intertechnology, Inc.	(590,000)	—

Wellpoint, Inc.	(82,500)	74,300

* Adjusted for spin-off from Tyco International, Ltd.

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO

CHARACTERISTICS	INVESTMENT STYLE SPECTRUM
AS OF JUNE 30, 2007 (UNAUDITED)

											TOTAL		S&P
	SCHNEIDER		PZENA		MATRIX		CHASE		TCW		FUND		500 INDEX

Number of Holdings	47		41		36		39		27		162	*	500
Percent of Holdings In Top 10	50%		40%		38%		43%		62%		19%		19%
Weighted Average Market Capitalization (Billions)	$28		$73		$115		$91		$53		$73		$102
Average Five-Year Earnings Per Share Growth	16%		12%		17%		29%		37%		22%		21%
Dividend Yield	1.4%		2.1%		1.7%		1.1%		0.5%		1.4%		1.8%
Price/Earnings Ratio	15	x	13	x	15	x	20	x	22	x	17	x	16	x
Price/Book Value Ratio	2.9	x	2.6	x	3.2	x	5.9	x	5.4	x	3.9	x	3.8	x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® EQUITY FUND

MANAGER INTERVIEW

David A. Katz, CFA President and Chief Investment Officer Matrix Asset Advisors, Inc.

Matrix constructs portfolios with an optimal balance of diversification and concentration

Matrix Asset Advisors, Inc. employs an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries. The firm follows a systematic and rigorous investment process – using both quantitative and qualitative analysis – and adheres to a strict sell discipline. We recently had the opportunity to interview the firm’s President and Chief Investment Officer, David A. Katz. The Fund’s Investment Adviser, ALPS Advisers, Inc., moderated the interview.

What’s your take on the first half of the year? After a flattish first quarter (+0.6 percent for the S&P 500), the market posted a strong second quarter (+6.3 percent including a new record high for the same S&P 500).

Most of the year has played out as we thought it would. The overall equity environment is favorable, we think valuations are pretty reasonable, the economy continues to muddle along, and although there’s a question about what the Federal Reserve will do in the upcoming months and quarters, we think the vast majority of the interest rate increase cycle is behind us. All of that, coupled with a great deal of liquidity in the market and a high level of merger and acquisition activity, has given the market a positive bias.

“… because value has done so well in the last half-dozen years and because growth has done so poorly, a lot of growth stocks started to meet our valuation criteria.”

The one thing that has not happened that we thought would occur is a continuation of mega-cap companies recapturing some of their lost luster. Our very strong sense is that this is a speed bump rather than a change in direction. Mega-caps were strong in the second half of 2006 and that made ‘06 the first year in a long time that the large caps and mega-caps were either on a par with the small and mid-sized companies or actually a little ahead. While the underlying environment and the outlook for the group have gotten a lot better in the first six months of this year, mega-cap stocks haven’t kept pace and wound up lagging the small and mid-sized capitalization range of the market.

Growth outperformed value this quarter. Matrix is not exactly a traditional value manager, so whichever style is in favor may not make much of a difference to you. Is that true?

Actually, we are very well positioned for growth coming back into favor. We are a value manager, we look at the world through value glasses and we always pay attention to fundamentals and what a business is worth. Traditionally, we are helped by a value market. That said, however, because value has done so well in the last half-dozen years and because growth has done so poorly, a lot of growth stocks started to meet our valuation criteria. So, if you look at our portfolio today, we are very heavily weighted toward the fallen growth angels of the past. These are wonderful businesses with great records that in 1999 were selling at 35 to 40 times earnings. Today, they’re selling at about 13 to 15 times earnings. So, our sense going into the year was that growth would start to do better on both an absolute and relative basis. You’re seeing the very early signs of that and that plays very well to the portfolio’s positioning.

“… from an economic standpoint, the U.S. is slowing while international markets are showing economic strength. That makes mega-cap multinational companies good places to invest.”

You mentioned the fallen angels when we spoke for the annual report roundtable. So, it seems you are still finding some of your more attractive opportunities among those stocks.

Basically, we think that the fallen angels and the mega-cap growth companies are doing very well on the business front, yet the majority of these stocks have not done anything. So, the fact that they’ve had a mediocre first six months of the year just gives us even greater confidence in the outlook for the balance of the year and into next. Companies like American International Group, Citigroup, Wal-Mart, and Comcast are great businesses with very strong fundamentals whose stocks haven’t done anything. In addition, if you look at where we are from an economic standpoint, the U.S. is slowing while international markets are showing economic strength. That makes mega-cap multinational companies good places to invest.

To what extent do you factor in macro or top-down considerations into your investment process, or is it solely a fundamentally-driven, bottom-up process?

We are a bottom-up, fundamental manager. The first step in our investment process is quantitative analysis that whittles a universe of 1,500 companies down to 100 or so attractive businesses. Then, we turn to qualitative and fundamental analysis to evaluate that group stock by stock. One facet of our fundamental analysis is a catalyst assessment in which we take into consideration any macro factors that may enter in. But macro factors don’t drive the investment decision. So, for example, when we talk about the mega-cap companies we believe that they’ve become timelier because their fundamentals are more attractive at the same time you’ve got a slowdown in the fundamentals of mid-sized companies. That makes mega-caps more compelling on a relative basis.

Your portfolios are usually fairly concentrated both in number of holdings and in sector exposure. Is that a reflection of conviction, a better way to add value or to avoid looking like an index?

We’re great believers that you get your best investment returns by having a focused portfolio – diversified, yet focused on your best ideas. The optimal portfolio diversification that we found, in terms of risk and return, comes from having 30 to 40 stocks. That way, you’re diversifying your risk from any given name, but you really can focus on the stocks that you like best. So, it really is a stock picker’s portfolio. We invest our own money right in our portfolio as we’re all clients of the firm. We happen to believe that if most money managers have their druthers they would prefer to invest in a 30- to 45-stock portfolio. But, many are constrained simply because their firms are too big and they’ve got to buy 100 to 200 stocks simply to put all that money to work.

“We’re great believers that you get your best investment returns by having a focused portfolio – diversified, yet focused on your best ideas.”

What’s a recent addition to the portion of the Liberty All-Star equity Fund that you manage ... and what’s a recent liquidation from the portfolio?

We recently added Covidien, Ltd. To the portfolio in a fairly meaningful way. The company is a spin-out from Tyco International, Ltd., which split into three pieces: Covidien, Tyco Electronics and Tyco International, Ltd. We like all of the pieces but we like Covidien best based on today’s valuation.

Covidien is one of the nation’s largest medical products companies, providing instruments, pharmaceuticals and imaging solutions. Generally, we think that the split will allow management to run the business in a much more efficient, shareholder-oriented manner. As a part of Tyco, the business had underperformed in terms of earnings and margins. Now, being a more focused company will allow management to get its act together. The compelling part of the investment case is that medical instrument companies consistently sell north of three and one-half times sales and Covidien is priced at about two times sales. So our strong sense is that as an independent company Covidien will come up and match industry valuations or will be acquired by a strategic partner. So, we look at it as a win/win.

That leads into our sale. The last time we spoke for a quarterly report interview we singled out Medimmune as a stock we liked. We thought it was a good business as an independent company, but also felt it made a great deal of sense to be owned by a larger player in the drug group. And in this last quarter Medimmune agreed to be acquired by another large healthcare company, AstraZeneca. Medimmune was one of our largest positions, and our original per-share cost was in the mid-20s. AstraZeneca paid $58 a share for the company and we sold into that strength.

Many thanks for the comments.

LIBERTY ALL-STAR® EQUITY FUND

SCHEDULE OF INVESTMENTS

as of June 30, 2007 (unaudited)

	SHARES	MARKET VALUE

COMMON STOCKS (96.76%)

• CONSUMER DISCRETIONARY (10.99%)
Auto Components (0.72%)
Magna International, Inc., Class A	87,775	$7,986,647
Visteon Corp. (a)	302,000	2,446,200
		10,432,847

Hotels, Restaurants & Leisure (0.93%)
Carnival Corp.	48,925	2,386,072
McDonald’s Corp.	217,300	11,030,148
		13,416,220

Household Durables (1.67%)
Centex Corp.	146,725	5,883,673
Pulte Homes, Inc.	429,645	9,645,530
Whirlpool Corp.	76,825	8,542,940
		27,072,143

Internet & Catalog Retail (1.57%)
Amazon.com, Inc. (a)	331,280	22,662,865

Media (3.36%)
Comcast Corp., Class A (a)	353,000	9,869,880
Liberty Media Corp.,Capital, Series A (a)	44,454	5,231,347
The McGraw-Hill Companies, Inc.	80,300	5,466,824
Time Warner, Inc.	582,000	12,245,280
The Walt Disney Co.	281,100	9,596,754
XM Satellite Radio Holdings, Inc., Class A (a)	501,550	5,903,243
		48,313,328

Multi-line Retail (0.53%)
Dollar General Corp.	347,000	7,606,240

Specialty Retail (2.21%)
GameStop Corp., Class A (a)	31,600	1,235,560
The Gap, Inc.	512,000	9,779,200
Home Depot, Inc.	194,600	7,657,510
Staples, Inc.	278,650	6,612,365
TJX Companies, Inc.	236,650	6,507,875
		31,792,510

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

• CONSUMER STAPLES (4.33%)
Beverages (1.53%)
The Coca-Cola Co.	214,700	$11,230,957
PepsiCo, Inc.	167,600	10,868,860
		22,099,817

Food & Staples Retailing (1.94%)
CVS Caremark Corp.	73,000	2,660,850
Walgreen Co.	51,900	2,259,726
Wal-Mart Stores, Inc.	480,075	23,096,408
		28,016,984

Food Products (0.86%)
Kraft Foods, Inc.	174,575	6,153,769
Sara Lee Corp.	191,923	3,339,460
Smithfield Foods, Inc. (a)	14,675	451,843
Tyson Foods, Inc., Class A	104,000	2,396,160
		12,341,232

• ENERGY (7.77%)
Energy Equipment & Services (2.00%)
Schlumberger Ltd.	338,430	28,746,244

Oil, Gas & Consumable Fuels (5.77%)
Arch Coal, Inc.	274,800	9,563,040
BP PLC (b)	88,200	6,362,748
Cameco Corp.	90,900	4,612,266
Chevron Corp.	140,500	11,835,720
ConocoPhillips	143,000	11,225,500
Consol Energy, Inc.	304,175	14,025,509
Devon Energy Corp.	52,000	4,071,080
Exxon Mobil Corp.	158,800	13,320,144
Massey Energy Co.	305,950	8,153,568
		83,169,575
• FINANCIALS (24.20%)
Capital Markets (2.05%)
The Bank of New York Co., Inc.	68,100	2,822,064
Franklin Resources, Inc.	24,100	3,192,527
Lehman Brothers Holdings, Inc.	40,275	3,001,293
Merrill Lynch & Co., Inc.	47,300	3,953,334
Morgan Stanley	197,375	16,555,815
		29,525,033

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Commercial Banks (1.24%)
Comerica, Inc.	93,825	$5,579,773
Commerce Bancorp, Inc.	332,210	12,288,448
		17,868,221

Consumer Finance (0.56%)
Capital One Financial Corp.	62,375	4,892,695
SLM Corp.	54,000	3,109,320
		8,002,015

Diversified Financial Services (4.32%)
Bank of America Corp.	387,075	18,924,097
Citigroup, Inc.	674,825	34,611,774
JPMorgan Chase & Co.	181,000	8,769,450
		62,305,321

Insurance (8.78%)
The Allstate Corp.	182,500	11,225,575
American International Group, Inc.	213,550	14,954,906
Aon Corp.	72,650	3,095,617
Fidelity National Financial, Inc.	252,825	5,991,952
First American Corp.	138,175	6,839,662
Genworth Financial, Inc., Class A	193,625	6,660,700
Hartford Financial Services Group, Inc.	53,700	5,289,987
Lincoln National Corp.	61,500	4,363,425
MBIA, Inc.	31,925	1,986,374
MetLife, Inc.	195,300	12,592,944
The Progressive Corp.	1,037,470	24,826,657
RenaissanceRe Holdings Ltd.	53,225	3,299,418
Torchmark Corp.	166,300	11,142,100
Unum Group	61,850	1,614,904
XL Capital Ltd., Class A	149,025	12,561,317
		126,445,538
RealEstate Investment Trusts (1.07%)
Annaly Capital Management, Inc.	1,068,025	15,400,921

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Thrifts & Mortgage Finance (6.18%)
Countrywide Financial Corp.	775,875	$28,203,056
Fannie Mae	448,541	29,303,184
Freddie Mac	336,650	20,434,655
Hudson City Bancorp, Inc.	75,850	926,887
IndyMac Bancorp, Inc.	113,950	3,323,921
Radian Group, Inc.	17,875	965,250
Washington Mutual, Inc.	137,425	5,859,802
		89,016,755

• HEALTH CARE (11.93%)
Biotechnology (2.49%)
Amgen, Inc. (a)	82,350	4,553,132
Cephalon, Inc. (a)	51,100	4,107,929
Genentech, Inc. (a)	114,600	8,670,636
Genzyme Corp. (a)	112,900	7,270,760
Gilead Sciences, Inc. (a)	291,400	11,297,578
		35,900,035

Health Care Equipment & Supplies (3.50%)
Baxter International, Inc.	75,400	4,248,036
Becton Dickinson & Co.	37,900	2,823,550
Boston Scientific Corp. (a)	637,175	9,774,264
Covidien Ltd. (a)	291,225	12,551,798
St. Jude Medical, Inc. (a)	99,500	4,128,255
Stryker Corp.	87,700	5,532,993
Varian Medical Systems, Inc. (a)	145,700	6,193,707
Zimmer Holdings, Inc. (a)	60,800	5,161,312
		50,413,915

Health Care Providers & Services (1.24%)
AmerisourceBergen Corp.	104,625	5,175,799
Omnicare, Inc.	188,100	6,782,886
WellPoint, Inc. (a)	74,300	5,931,369
		17,890,054

Health Care Technology (0.33%)
Cerner Corp. (a)	84,732	4,700,084

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Pharmaceuticals (4.37%)
Bristol-Myers Squibb Co.	198,775	$6,273,339
Johnson & Johnson	242,575	14,947,471
Pfizer, Inc.	763,200	19,515,024
Teva Pharmaceutical Industries Ltd. (b)	283,000	11,673,750
Wyeth	185,000	10,607,900
		63,017,484

• INDUSTRIALS (11.06%)
Aerospace & Defense (4.34%)
The Boeing Co.	49,950	4,803,192
Bombardier, Inc., Class B (a)	934,325	5,613,406
General Dynamics Corp.	138,800	10,856,936
Goodrich Corp.	64,200	3,823,752
L-3 Communications Holdings, Inc.	25,300	2,463,967
Lockheed Martin Corp.	73,700	6,937,381
Northrop Grumman Corp.	64,675	5,036,242
Precision Castparts Corp.	29,600	3,592,256
Rockwell Collins, Inc.	113,900	8,045,896
United Technologies Corp.	159,900	11,341,707
		62,514,735

Air Freight & Logistics (0.94%)
C.H. Robinson Worldwide, Inc.	149,845	7,869,859
Expeditors International of Washington, Inc.	135,090	5,579,217
		13,449,076

Airlines (0.01%)
Southwest Airlines Co.	13,100	195,321

Industrial Conglomerates (2.47%)
3M Co.	126,500	10,978,935
General Electric Co.	511,300	19,572,564
Tyco International Ltd.	93,250	5,005,660
		35,557,159

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Machinery (2.85%)
AGCO Corp. (a)	191,800	$8,326,038
Danaher Corp.	59,800	4,514,900
Deere & Co.	84,800	10,238,752
Navistar International Corp. (a)	272,200	17,965,200
		41,044,890

Road & Rail (0.45%)
CSX Corp.	80,025	3,607,527
Union Pacific Corp.	25,150	2,896,022
		6,503,549

• INFORMATION TECHNOLOGY (21.74%)
Communications Equipment (4.25%)
Alcatel-Lucent (b)	901,648	12,623,072
Cisco Systems, Inc. (a)	800,700	22,299,495
Garmin Ltd.	48,200	3,565,354
Motorola, Inc.	130,825	2,315,602
QUALCOMM, Inc.	470,500	20,414,995
		61,218,518

Computers & Peripherals (3.51%)
Dell, Inc. (a)	671,975	19,184,886
EMC Corp. (a)	585,900	10,604,790
Hewlett-Packard Co.	187,800	8,379,636
Network Appliance, Inc. (a)	421,715	12,314,078
		50,483,390

Electronic Equipment & Instruments (1.12%)
AU Optronics Corp. (b)	520,803	8,957,812
Celestica, Inc. (a)	298,100	1,863,125
Tyco Electronics Ltd. (a)	137,225	5,360,008
		16,180,945

Internet Software & Services (2.42%)
eBay, Inc. (a)	316,000	10,168,880
Google, Inc., Class A (a)	35,300	18,475,314
VeriSign, Inc. (a)	197,795	6,276,035
		34,920,229

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

IT Services (3.17%)
Accenture Ltd.	217,200	$9,315,708
Affiliated Computer Services, Inc., Class A (a)	131,375	7,451,590
BearingPoint, Inc. (a)	479,930	3,508,288
Computer Sciences Corp. (a)	50,950	3,013,693
First Data Corp.	356,000	11,630,520
The Western Union Co.	513,000	10,685,790
		45,605,589

Semiconductors & Semiconductor Equipment (1.50%)
Analog Devices, Inc.	90,800	3,417,712
Intel Corp.	385,000	9,147,600
International Rectifier Corp. (a)	110,553	4,119,205
Novellus Systems, Inc. (a)	74,800	2,122,076
NVIDIA Corp. (a)	66,300	2,738,853
		21,545,446

Software (5.77%)
Autodesk, Inc. (a)	241,660	11,377,353
CA, Inc.	330,675	8,541,335
Microsoft Corp.	1,047,975	30,883,824
Oracle Corp. (a)	709,075	13,975,868
Salesforce.com, Inc. (a)	331,700	14,216,662
Symantec Corp. (a)	205,200	4,145,040
		83,140,082

• MATERIALS (1.05%)
Chemicals (0.79%)
Cytec Industries, Inc.	29,850	1,903,535
Potash Corp. of Saskatchewan, Inc.	43,500	3,391,695
Praxair, Inc.	84,700	6,097,553
		11,392,783

Metals & Mining (0.26%)
Allegheny Technologies, Inc.	36,000	3,775,680

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

• TELECOMMUNICATION SERVICES (1.87%)
Wireless Telecommunication Services (1.87%)
America Movil, S.A.B. de C.V. (b)	232,300	$14,386,339
China Mobile Ltd. (b)	119,000	6,414,100
Mobile TeleSystems (b)	52,700	3,192,039
Sprint Nextel Corp.	140,200	2,903,542
		26,896,020

• UTILITIES (1.82%)
Electric Utilities (1.16%)
Reliant Energy, Inc. (a)	619,475	16,694,851

Multi-Utilities (0.66%)
Sempra Energy	78,675	4,659,920
Wisconsin Energy Corp., Series C	110,200	4,874,146
		9,534,066

TOTAL COMMON STOCKS (COST OF $1,208,788,386)		$1,393,807,707

EXCHANGETRADED FUNDS (0.04%)

• EXCHANGE TRADED FUNDS (0.04%)
iShares Russell 1000 Value Index Fund (COST OF $558,268)	6,350	550,799

See Notes to Schedule of Investments and Financial Statements

	PAR VALUE	MARKET VALUE

SHORT TERM INVESTMENTS (3.16%)

• REPURCHASE AGREEMENT (3.16%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/29/2007, due 07/02/2007 at 4.65%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $46,426,378 (repurchase proceeds of $45,523,634) (COST OF $45,506,000)	$45,506,000	$45,506,000

TOTAL INVESTMENTS (99.96%) (COST $1,254,852,654)(C)		$1,439,864,509
OTHER ASSETS IN EXCESS OF LIABILITIES (0.04%)		632,022
NET ASSETS (100.00%)		$1,440,496,531
NET ASSETS PER SHARE (158,519,711 SHARES OUTSTANDING)		$9.09

Notes to Schedule of Investments:
(a)	Non-income producing security
(b)	American Depositary Receipt
(c)	Cost of investments for federal income tax purposes is $1,262,364,527

	Gross unrealized appreciation and depreciation at June 30, 2007 based on cost of investments for federal income tax purposes is as follows:

	Gross unrealized appreciation	$222,603,682
	Gross unrealized depreciation	(45,103,700)
	Net unrealized appreciation	$177,499,982

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments at market value (identified cost $1,254,852,654)	$1,439,864,509
Cash	2,456
Receivable for investments sold	8,437,050
Dividends and interest receivable	997,979
Prepaid and other assets	124,520

TOTAL ASSETS	1,449,426,514

LIABILITIES:
Payable for investments purchased	7,476,361
Investment advisory fees payable	822,694
Payable for administration, pricing and bookkeeping fees	169,470
Accrued expenses	461,458

TOTAL LIABILITIES	8,929,983

NET ASSETS	$1,440,496,531

NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 158,519,711 shares outstanding)	$1,243,035,951
Undistributed net investment loss on investments and foreign currency transactions	(68,304,806)
Accumulated net realized gain on investments and foreign currency transactions	80,753,531
Net unrealized appreciation on investments and foreign currency translations	185,011,855

TOTAL NET ASSETS APPLICABLETO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($9.09 PER SHARE)	$1,440,496,531

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF OPERATIONS

June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends		$9,185,494
Interest		1,450,213

TOTAL INVESTMENT INCOME (NETOF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $26,143)		10,635,707

EXPENSES:
Investment advisory fee	$4,870,537
Administrative fee	1,217,167
Pricing and bookkeeping fees	83,420
Audit fees	25,063
Custodian fee	44,811
Legal fees	163,129
NYSE fees	64,033
Shareholder communication expenses	199,216
Transfer agent fees	46,177
Trustees’ fees and expenses	87,856
Miscellaneous expenses	70,989

TOTAL EXPENSES		6,872,398

NET INVESTMENT INCOME		3,763,309

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	91,509,929
Foreign currency transactions	154,312

Net realized gain on investment transactions and foreign currency		91,664,241

Net unrealized appreciation on investments and foreign currency:
Beginning of the year	156,123,347
End of year	185,011,855

Net change in unrealized appreciation		28,888,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$124,316,058

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2007	DECEMBER 31,
	(UNAUDITED)	2006

OPERATIONS
Net investment income	$3,763,309	$5,752,110
Net realized gain on investment transactions
and foreign currency	91,664,241	124,743,447
Net change in unrealized appreciation	28,888,508	(7,579,082)
Net increase in net assets resulting from operations	124,316,058	122,916,475

DISTRIBUTIONS DECLARED FROM:
Net investment income	(72,068,115)	(5,753,686)
Net realized gain on investments	—	(124,889,788)
Paid-in capital	—	(5,402,964)
Total distributions	(72,068,115)	(136,046,438)

CAPITAL TRANSACTIONS
Dividend reinvestments	16,482,541	16,734,378
Total increase in net assets	68,730,484	3,604,415

NET ASSETS:
Beginning of year	1,371,766,047	1,368,161,632
End of year (including undistributed net investment income (loss) of $(68,304,806) and $0, respectively)	$1,440,496,531	$1,371,766,047

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED
	JUNE 30, 2007
	(UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$8.76
Income from Investment Operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.76
Total from Investment Operations	0.79
Less Distributions from:
Net investment income	(0.46)
Net realized gain	—
Paid-in capital	—
Total Distributions	(0.46)
Change due to rights offering (a)	—
Total Distributions and Rights Offering	(0.46)
Net asset value at end of period	$9.09
Market price at end of period	$8.98
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	9.3	%(d)
Based on market price	14.1	%(d)
RATIO AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$1,440
Ratio of expenses to average net assets (c)	0.99	%(e)
Ratio of net investment income to average net assets (c)	0.54	%(e)
Portfolio turnover rate	32	%(d)

(a)	Effect of All-Star’s rights offerings for shares at a price below net asset value.
(b)	Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.
(c)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

YEAR ENDED DECEMBER 31,
2006	2005	2004	2003	2002

$8.85	$9.30	$9.13	$7.14	$10.65

0.04	0.02	0.02	0.01	0.01
0.75	0.40	1.09	2.76	(2.56)
0.79	0.42	1.11	2.77	(2.55)

(0.04)	(0.02)	(0.02)	(0.01)	(0.01)
(0.81)	(0.56)	(0.66)	(0.30)	(0.02)
(0.03)	(0.29)	(0.21)	(0.47)	(0.85)
(0.88)	(0.87)	(0.89)	(0.78)	(0.88)
—	—	(0.05)	—	(0.08)
(0.88)	(0.87)	(0.94)	(0.78)	(0.96)
$8.76	$8.85	$9.30	$9.13	$7.14
$8.29	$8.28	$9.56	$9.46	$6.64

10.4%	5.0%	13.0%	40.7%	(25.0% )
11.7%	(4.4)%	12.1%	56.7%	(33.0)%

$1,372	$1,368	$1,372	$1,153	$869
1.01%	0.99%	1.01%	1.04%	1.05%
0.43%	0.20%	0.20%	0.11%	0.11%
72%	46%	57%	64%	83%

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutionalsize trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital
$(41,944)	$41,945	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

12/31/06
Distributions paid from:
Ordinary income	$13,728,960
Long-term capital gain	116,914,514
130,643,474
Return of capital	3,477,453
$134,120,927

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Net
Ordinary	Long Term	Unrealized
Income	CapitalGains	Appreciation*
$0	$0	$145,212,637

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Effective December 18, 2006, ALPS Advisers, Inc. (“AAI”) serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Prior to December 18, 2006, Banc of America Investment Advisors, Inc. (“BAIA”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), served as the Fund’s investment advisor. AAI became investment adviser when the Fund Management Agreement was approved by Fund shareholders at a Special Meeting of the Shareholders of the Fund on November 21, 2006.

The fee rates of BAIA’s investment advisory agreement with the Fund and BAIA’s agreements with the Portfolio Managers were the same as AAI’s fee rates noted above, except that the investment advisory fee the Fund paid to BAIA and the portfolio management fee BAIA paid to the portfolio managers were calculated based on the Fund’s average weekly net assets.

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-ofpocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Prior to December 18, 2006, BAIA provided administrative and other services to the Fund under the same terms as ALPS noted above, except that BAIA’s fee was based on average weekly net assets.

Further, prior to December 18, 2006, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia delegated those functions to State Street Corporation (“State Street”). As a result, Columbia paid State Street the total fees collected under the pricing and bookkeeping agreement.

The terms of Columbia’s pricing and bookkeeping agreement were the same as the ALPS terms noted above.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $432,484,737 and $485,554,198, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2007, and the year December 31, 2006, distributions in the amount of $16,482,541 and $16,734,378, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,849,893 and 2,071,594 shares, respectively.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 26, 2007, the Annual Meeting of Shareholders of the Fund was held to elect three Trustees. On February 15, 2007, the record date for the Meeting, the Fund had outstanding 156,669,818 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal to elect three Trustees:

	For	Withheld
Richard W. Lowry	137,731,054	3,092,769
John J. Neuhauser	137,847,258	2,976,565
Richard C. Rantzow	137,702,708	3,121,115

NOTE 8. SUBSEQUENT EVENTS

The Board of Trustees has authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional shares of the Fund. Shareholders would be issued non-transferable rights entitling them to subscribe for one additionsal share for every ten shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. The Fund anticipates that the offering will commence in October 2007 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of the Fund’s Registration statement to be filed with the Securities and Exchange Commission and will be made only by means of a prospectus.

LIBERTY ALL-STAR® EQUITY FUND

DESCRIPTION OF LIPPER BENCHMARK AND THE S&P 500 INDEX

Lipper Large-Cap Core Mutual Fund Average – The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the largecap segment of the market with over 80% coverage of U.S. equities.

INVESTMENT ADVISER

ALPS Advisers, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart

Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Tané T. Tyler, Secretary

Bradley J. Swenson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at

www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000145 02/29/08

Item 2. Code of Ethics.

Not Applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this Report.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this Report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

During the six months ended June 30, 2007, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR are Not Applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 7, 2007

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	September 7, 2007